Exhibit 99.1

Alta Mesa Resources, Inc. Exceptional, De-Risked Assets Experienced, Disciplined, Technology-Driven Management Investor Update November 2017

Disclaimer FORWARD-LOOKING STATEMENTS The information in this presentation and the oral statements made in connection therewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this presentation, regarding Silver Run II’s proposed business combination with Alta Mesa Holdings, LP (“Alta Mesa”) and Kingfisher Midstream, LLC (“KFM”), Silver Run II’s ability to consummate the business combination, the benefits of the business combination and Silver Run II’s future financial performance following the business combination, as well as Alta Mesa’s and KFM’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this presentation, including any oral statements made in connection therewith, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Silver Run II, Alta Mesa and KFM disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation. Silver Run II cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Silver Run II, Alta Mesa and KFM, incident to the development, production, gathering and sale of oil, natural gas and natural gas liquids. These risks include, but are not limited to, commodity price volatility, low prices for oil and/or natural gas, global economic conditions, inflation, increased operating costs, lack of availability of drilling and production equipment, supplies, services and qualified personnel, processing volumes and pipeline throughput, uncertainties related to new technologies, geographical concentration of Alta Mesa’s and KFM’s operations, environmental risks, weather risks, security risks, drilling and other operating risks, regulatory changes, the uncertainty inherent in estimating oil and natural gas reserves and in projecting future rates of production, reductions in cash flow, lack of access to capital, Alta Mesa’s and KFM’s ability to satisfy future cash obligations, restrictions in existing or future debt agreements of Alta Mesa or KFM, the timing of development expenditures, managing Alta Mesa’s and KFM’s growth and integration of acquisitions, failure to realize expected value creation from property acquisitions, title defects and limited control over non-operated properties and our ability to complete an initial public offering of the Kingfisher midstream business. Should one or more of the risks or uncertainties described in this presentation and the oral statements made in connection therewith occur, or should underlying assumptions prove incorrect, Silver Run II’s, Alta Mesa’s and KFM’s actual results and plans could differ materially from those expressed in any forward-looking statements.    RESERVE INFORMATION Reserve engineering is a process of estimating underground accumulations of hydrocarbons that cannot be measured in an exact way. The accuracy of any reserve estimate depends on the quality of available data, the interpretation of such data and price and cost assumptions made by reserve engineers. In addition, the results of drilling, testing and production activities may justify revisions of estimates that were made previously. If significant, such revisions could impact Alta Mesa’s strategy and change the schedule of any further production and development drilling. Accordingly, reserve estimates may differ significantly from the quantities of oil and natural gas that are ultimately recovered. Estimated Ultimate Recoveries, or “EURs,” refers to estimates of the sum of total gross remaining proved reserves per well as of a given date and cumulative production prior to such given date for developed wells. These quantities do not necessarily constitute or represent reserves as defined by the Securities and Exchange Commission (the “SEC”) and are not intended to be representative of anticipated future well results of all wells drilled on Alta Mesa’s STACK acreage. USE OF PROJECTIONS This presentation contains projections for Alta Mesa and KFM, including with respect to their EBITDA, net debt to EBITDA ratio and capital budget, as well as Alta Mesa’s production and KFM’s volumes, for the fiscal years 2017, 2018 and 2019. Neither Silver Run II’s nor Alta Mesa’s and KFM’s independent auditors or Alta Mesa’s independent petroleum engineering firm have audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, none of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. In this presentation, certain of the above-mentioned projected information has been repeated (in each case, with an indication that the information is subject to the qualifications presented herein), for purposes of providing comparisons with historical data. The assumptions and estimates underlying the projected information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projected information. Even if our assumptions and estimates are correct, projections are inherently uncertain due to a number of factors outside our control. Accordingly, there can be no assurance that the projected results are indicative of the future performance of Silver Run II, Alta Mesa or KFM or the combined company after completion of any business combination or that actual results will not differ materially from those presented in the projected information. Inclusion of the projected information in this presentation should not be regarded as a representation by any person that the results contained in the projected information will be achieved. USE OF NON-GAAP FINANCIAL MEASURES This presentation includes non-GAAP financial measures, including EBITDA and Adjusted EBITDAX of Alta Mesa. Please refer to the Appendix for a reconciliation of Adjusted EBITDAX to net (loss) income, the most comparable GAAP measure. Silver Run II, Alta Mesa and KFM believe EBITDA and Adjusted EBITDAX are useful because they allow Silver Run II, Alta Mesa and KFM to more effectively evaluate their operating performance and compare the results of their operations from period to period and against their peers without regard to financing methods or capital structure. The computations of EBITDA and Adjusted EBITDAX may not be comparable to other similarly titled measures of other companies. Alta Mesa excludes the items listed in the Appendix from net (loss) income in arriving at Adjusted EBITDAX because these amounts can vary substantially from company to company within its industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. Adjusted EBITDAX should not be considered as an alternative to, or more meaningful than, net income as determined in accordance with GAAP or as an indicator of Alta Mesa’s operating performance or liquidity. Certain items excluded from Adjusted EBITDAX are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital and tax structure, as well as the historic costs of depreciable assets, none of which are components of Adjusted EBITDAX. Alta Mesa’s presentation of Adjusted EBITDAX should not be construed as an inference that its results will be unaffected by unusual or non-recurring items. INDUSTRY AND MARKET DATA    This presentation has been prepared by Silver Run II and includes market data and other statistical information from sources believed by Silver Run II, Alta Mesa and KFM to be reliable, including independent industry publications, government publications or other published independent sources. Some data is also based on the good faith estimates of Alta Mesa and KFM, which are derived from their review of internal sources as well as the independent sources described above. Although Silver Run II, Alta Mesa and KFM believe these sources are reliable, they have not independently verified the information and cannot guarantee its accuracy and completeness.    TRADEMARKS AND TRADE NAMES Alta Mesa and KFM own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this presentation is not intended to, and does not imply, a relationship with Silver Run II, Alta Mesa or KFM, or an endorsement or sponsorship by or of Silver Run II, Alta Mesa or KFM. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that Alta Mesa or KFM will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names. 2

Pure Play STACK Company Fully funded growth and low leverage in premier, de-risked acreage    Exceptional Assets entering Development Phase in STACK Oil Window —Highly contiguous ~130,000 net acres; infrastructure a key competitive advantage —Excellent well economics < $30/BBL breakeven; >80% single-well rate of return1 —Consistency and geographic breadth of well results affirms EUR repeatability —Kingfisher Midstream purpose built and highly synergistic; flow assurance de-risks production growth    2017 Execution and Results De-Risk Investment —56 recent Meramec/Osage wells in north and south extension areas averaging above type curve performance —Development projects underway; pattern tests validate base development plan —KFM initial 60 MMCFD plant full; 200 MMCFD expansion nearing completion on time, under budget    Experienced Management Team with Financial Discipline —230+ horizontal STACK wells drilled by Alta Mesa across entirety of Kingfisher acreage —Demonstrated discipline to survive and grow through cyclical downturns —Low leverage development plan is fully-financed for 2 years, cash flow positive in 2019    Comprehensive Application of Best Practices and Technology —Efficient, scalable drilling team managing 6 rig program delivering > 2 wells per month per rig —Geoscience team applying full suite of tools including 3-D seismic and geosteering to optimize development —Completions team providing top-tier design and execution of hydraulic fracture stimulations —Production team enhances individual well performance by daily managing compression and artificial lift    Type curves assume 17% royalty burden and $3.5MM D&C well cost. Adjusted for transportation costs paid to KFM. Excludes $1.25 / bbl oil transportation costs. Broker Consensus price deck. 3

Q317 Operations Update Continued execution with progressive results Highlights of Alta Mesa Holdings Quarterly Call    Strong gross production growth >30% in 2017 through 10/1    Maintained development pace in 2017 with 53 Bayou City DrillCo wells to date, 27 remaining BCE wells through YE 2018    North expansion area wells averaging performance above type curve    South expansion area wells averaging performance above type curve    Active Oswego pattern development in Alta Mesa footprint    Successful Meramec/Osage pattern development underway    Kingfisher Midstream expansion supporting production growth    YTD ~30,000 net acres1 increase in STACK Oil Window position    Production and EBITDAX in line with pro forma forecasts 1Includes approximately 4,000 net acres in process 4

Horizontal Operated STACK Production

Consistent growth in STACK oil window


Gross Operated Horizontal Production, BOE/Day
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
BOE/D
2-4 rigs
4-6 rigs
Jan-14
Apr-14
Jul-14
Oct-14
Jan-15
Apr-15
Jul-15
Oct-15
Jan-16
Apr-16
Jul-16
Oct-16
Jan-17
Apr-17
Jul-17
Oct-17
Jan-18

- **Continued growth in gross production**
  - Affirms consistency of STACK resource
  - Demonstrates execution capability
  - Net production in line with 2017 forecast
- **Q417 and 2018 outlook is for continued growth and higher net production**
  - 4 frac spreads Q3/Q4 from 2 in Q1/Q2
  - 32 DUC wells in inventory end of Q3 2017
  - Greater working interest in new Q4 wells
- **Average well working interest in Q2/Q3 reflects capex and liquidity management**
  - Alta Mesa utilized Bayou City (BCE) DrillCo to complete or drill 43 wells through Q3 @ 20% proportionate wellbore-only interest; 53 to date
  - Through the BCE DrillCo, Alta Mesa has been able to HBP >14,000 acres since 2016
  - Completed three farm-ins with 20 commitment wells for earned interest below portfolio average
  - Farm-ins allowed Alta Mesa operational control of 38 drilling units for a potential of >450 Meramec/Osage locations
- **Growth consistent with 100% CAGR in proved reserves since YE 2012**

Nov17 – Jan18 reflects management forecast

5

56 Recent Meramec/Osage Operated Wells    Production averaging above type curve in all benches    North Area South Area    70,000 70,000    Bbls 60,000 24 Osage Bbls 60,000 13 Meramec/19 Osage    50,000 Average 50,000 Average    Production, 40,000 Production, 40,000    Oil 30,000 250 MBO TC Oil 30,000 250 MBO TC    20,000 20,000    Cumulative 10,000 Cumulative 10,000    0 0    0 20 40 60 80 100 120 140 160 180 0 20 40 60 80 100 120 140 160 180    Days Since First Oil Days Since First Oil North    Average Performance of Recent Wells vs Type Curve    60,000    Gen 2.5 Central 50,000 300 MBO TC    Bbls    40,000    Gen 2.0 South Production, 250 MBO TC    30,000 North    Oil    20,000 South    Cumulative 10,000    0    0 20 40 60 80 100 120 140 160 180    Days Since First Oil 1250 MBO type curve is based on economic mean well result; if normalized to 10,000’ for comparison to offset operator data, this would be 525 MBO/1,356 MBOE (2-stream) 6

Recent North Area Meramec / Osage Operated Wells Production data    Well Name Landing Days from 1st Peak Day Peak 30 Day    oil to Peak Rate BOD Avg. BOD 1    1 Maly 30-M4H Osage 103 531 272 2 3 4 11 12 2 Bugabago 2006 1-31MH Osage 145 763 479 24 15 13 14 3 Maly 32-M1-H Osage 46 633 470    4 EHU 236H Osage 86 462 371    5 Scout 1906 1-34MH Osage 22 418 270    5    6 Cobra 1806 1-8Mh (<30 Days) Osage 10 343    16    6 17 7 Macallan 1806 4-17MH Osage 36 523 423 7 18 8 Towne 1806 1-31MH Osage 31 1018 763    19    9 Farrar 1806 1-32MH Osage 48 768 497 North 22 21 20    8 9 10 23 10 McNulty 1806 1-33MH Osage 81 847 619    11 Slughworth 1906 1-1MH Osage 56 372 305    12 Buttercup 1905 1-5MH Osage 51 296 106 Central 13 Stags Leap 1905 1-7MH Osage 43 282 262    14 Raisin Cane 1905 1-8MH Osage 40 353 232    15 Fowler 1906 1-12MH Osage 33 450 308    16 Pollard 1805 3-2MH Osage 125 378 312    17 Vadder 1805 2-12MH Osage 40 495 388    18 Oltmanns 1805 6-14MH Osage 39 836 605    19 Edwin 1805 4-22MH Osage 70 680 425    20 Cleveland 1805 2-26MH Osage 47 602 420    21 Wendt 1806 1-26MH Osage 37 479 433 4,571 ft average lateral 22 Mitchell 1806 1-26MH Osage 81 543 394    23 Steele 1806 2B-27MH Osage 177 447 375    24 EHU 239H Osage 30 459 387    7

Recent South Area Meramec/Osage Operated Wells

Production data


GARFIELD
LOGAN
North
Central
KINGFISHER
South
4,714 ft average lateral
CANADIAN
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32

	Well Name	Landing	Days from 1st oil to Peak	Peak Day Rate BOD	Best 30 Day Avg. BOD
1	McLovin 1605 1-6MH	Osage	13	578	449
2	Aces High 1606 4-11MH	Osage	10	647	501
3	Odie 1606 1-12MH	Osage	27	446	693
4	Jacob 1605 1-8MH	Osage	16	594	479
5	Aberfeldy 1605 4-16MH	Osage	5	728	606
6	Speyside 1606 1-27MH	Osage	34	862	690
7	Peat 1606 1-26MH	Osage	49	573	405
8	Oak Tree 1605 2-30MH	Meramec	33	916	688
9	Hasley 1605 1-28MH	Osage	41	951	416
10	Ray 1605 3-27MH	Meramec	14	539	210
11	Sadiebug 1606 1-35MH	Osage	21	907	736
12	Dalwhinnie 1605 1-31MH	Meramec	19	875	490
13	Helen 1605 5-33MH	Meramec	104	587	337
14	PlumpJack 1605 1-34MH	Osage	18	1131	466
15	Opus One 1605 1-35MH	Osage	11	375	328
16	Red Queen 1506 1-1MH	Meramec	28	469	347
17	Best Thirty 1505 1-5MH	Osage	43	264	231
18	Shiner 1505 1-3MH	Osage	0	740	404
19	White King 1506 1-12MH	Osage	29	430	335
20	Redbreast 1505 4-7MH	Osage	91	438	371
21	Yellowstone 1505 4-8MH	Meramec	42	480	444
22	Martin 1505 4-9MH	Meramec	66	385	250
23	Cheshire Cat 1506 1-13MH	Meramec	42	368	328
24	Aberlour 1505 1-18MH	Osage	20	521	383
25	Three Wood 1505 4-17MH	Meramec	50	430	369
26	Dixon 1505 3-16MH	Meramec	34	570	391
27	Huntsman 1506 2-23MH	Meramec	35	168	458
28	Huntsman 1506 4-23MH	Meramec	154	620	298
29	Old Crab 1506 1-24MH	Osage	48	837	678
30	White Rabbit 1506 2-27MH	Osage	108	726	444
31	Samuel 1505 1-29MH	Meramec	14	492	403
32	Mad Hatter 1506 2-34MH	Osage	156	491	323

8

Development Process Underway    Spacing test pilots establish basis for development approach    Seven Meramec / Osage pattern tests since 2014 —Tested spacing within bench from 660ft to 1,500ft tested —Wells landed in multiple benches across acreage    Development phase initiated with multiple projects in process —Three-bench Meramec/Osage —10-12 wells per section; one project initially half-section —Four patterns (WI shown) completed hydraulic fracturing                Ash-Foster (Ash 100%, Foster 63%) began flowback mid-Oct;    parent wells Ash 3 & Foster 5 also cutting oil on flowback                Themer (79%) began flowback mid-Nov                Hoskins (79%) and Paris (100%) projects in completion                James (84%), Trick (95%), Zeppelin (pooling) drilling or DUC    North    Themer    Hoskins Ash-Foster Early Infill Flows Spacing vs Type Curve    Central Ash-Foster 2 parent, 8 infill wells 660-1,500 ft tested    12,000 160%    Paris Bbls Ash 4C 140%    10,000 NFX MRO Ash 4A    Chlouber Yost uth MRO Curve 120%    Hansens 8,000    Freeman Foster 6B Type 100%    Production, 6,000 80% R2 = 0.85 NFX of Margie MRO Oil Ash 5A    Cerny 4,000 60%    40%    MRO 2,000 Ash 5C Patterns @ 1,500 ft    Eve Cumulative Foster 7 Percent 20% Exceed Type Curve    0 0%    0 10 20 30 600 800 1,000 1,200 1,400 1,600    Days Since First Oil    Average Bench Spacing, Ft 9

Delineated Meramec/Osage Drives Development

Alta Mesa has de-risked acreage ahead of all other STACK operators


GARFIELD
LOGAN

- Systematically delineated Meramec/Osage section -- starting in legacy operations area and extending to south and north -- and de-risked horizontal development potential
- Defined the basis for field-wide multi-bench / infill development with initial unit wells in over 150 drilling units and 7 pattern tests
- Alta Mesa initiated 7 development projects in 2017; Kingfisher County multi-well development also underway by NFX, MRO, DVN, CHK (Oswego)
- Acreage entirely within STACK oil window, (Sooner Trend Field) that has been well defined by >1,000 vertical wells
- Continuously adding to scientific and engineering basis for development
  - expanding grid of modern log suites in pilot wells and SWD wells
  - 330 sq. mi. high-frequency/high-fold 3D seismic survey
  - rigorous acquisition of structural, stratigraphic, and mineralogic data in horizontal wells
  - Reservoir simulation and modeling

Source: 1Derrick, IHS, Drilling Info and Company Presentations.

10

Oswego Development in STACK Oil Window    Accelerating activity in high-productivity wells and patterns    Oswego Development in Alta Mesa Footprint Oswego Operated & Non-Operated Wells    90,000    Key vertical pay in Sooner Trend Field, high WI/NRI    LSE 89-2    Natural fractures + porosity = good horizontal target 80,000 337 MBO1 EUR    Operated    Recent increase in development by offset operators, Non-Operated    including 4-well per section patterns Bbls 70,000    200 MBO TC Oswego Wells and Gross Thickness 60,000 (reference)    Production, 50,000    Oil 40,000    LSE 43-3 LSE 89-2 a Significant Well    30,000    900+ days shallow decline, >170 MBO cumulative to date    Cumulative    Naturally fractured resource    20,000 developed w/80 acre verticals    YTD 2017 production above    10,000 LSE reserves forecast    97-3    0    0 100 200 300 400 500 600    Days Since First Oil                Alta Mesa Oswego completion optimizes proppant and    acid to foster interconnection of natural fractures vs    offset operator acid fracs                Alta Mesa wells have long-term shallow-to-flat decline    in contrast to high decline in offset operator wells                2017 operated wells include LSE 43-3 and LSE 97-3    and two Oswego wells to be drilled & completed in Q4 1YE 2016 NYMEX Reserves; 325 MBO YE 2016 SEC Reserves 11

Kingfisher Midstream Operations Update Continued execution establishes basis for 2018+ performance Kingfisher Midstream Execution    Q3 2017 Adjusted EBITDA $10.5MM, >200% from Q2 2017    Operations continue to expand since August SRUN announcement1 Processing capacity increased from 60 MMCFD to 150 MMCFD Compression horsepower increased from 23,070 hp to 51,643 hp Gathering system expanded from 321 miles to 413 miles    Initial 60 MMCFD cryogenic plant processing in excess of installed capacity additional volumes processed via 90 MMCFD processing agreements    200 MMCFD plant expansion on time, under budget for early Q1 2018 start    Volume growth continues, including >30 DUCs in system    Financial flexibility to support expansion capital and maintenance capital 1As of November 2017 12

Kingfisher Midstream System

System expansion remains on timeline and budget



KingfisherMidstream
KFM System Map
COMPRESSOR
INTERCONNECT
KFM PLANT
HP GATHERING
LP GATHERING
GARFIELD
KINGFISHER
KINGFISHER
CANADIAN
T20N - 8W
T20N - 7W
T20N - 6W
T20N - 5W
T19N - 9W
T19N - 8W
T19N - 7W
T19N - 6W
T19N - 5W
T18N - 8W
T18N - 7W
T18N - 6W
T18N - 5W
T17N - 8W
T17N - 7W
T17N - 6W
T17N - 5W
T16N - 8W
T16N - 7W
T16N - 6W
T16N - 5W
T15N - 7W
T15N - 6W
T15N - 5W

Natural Gas Processing

- Current processing capacity of 150 Mmcf/d, inclusive of offtake agreements
- Incremental 200 Mmcf/d Cryo plant operational in Jan-18
- 1,200 Bbl/d condensate stabilizer

Low Pressure Pipeline

- ~309 miles of low-pressure crude and gas gathering lines[1]
  - Natural gas gathering: 4"-16" pipeline
  - Crude gathering: 6"-12" pipeline

High Pressure Pipeline

- ~104 miles of 4"-16" rich gas transportation pipeline[2]
  - Average operating pressure of 1,100 psig and piggable
- 4 miles of 12" residue gas pipeline to PEPL
- 9 miles of 16" residue gas pipeline to OGT
- 4 miles of 6" NGL Y-grade pipeline, with 10,000 Bbl/d capacity to Chisolm Pipeline

Compression Facilities

- Field Compression:
  - 16 CAT 3516s (22,080 total HP)[3]
  - 3 CAT 3508s (2,070 total HP)
  - 1 CAT 3306 (203 HP)
- Inlet Compression:
  - 6 CAT 3606s (10,650 total HP)
- Residue Compression:
  - 3 CAT 3516s (4,140 total HP)
  - 5 CAT 3608s (12,500 total HP)[4]

Other Infrastructure

- 50,000 Bbl crude storage with 6 truck loading LACTS
- 3 NGL bullet tanks: 90,000 gallon capacity

Producer Connections

- 122 meters settled through Sep-17

[1] 17 miles under construction. [2] 12 miles under construction. [3] 6 under construction. [4] All under construction

13

Oil and Peer Prices Up Meaningfully Since Announcement Value proposition more compelling today with improved market backdrop    Peer and Commodity Price Performance Since Merger Announcement    42%    28%    25%    21% 21 % Peer Median: 21%    20%    18% 18%    2 %    CLR DVN FANG NFX XEC MTDR RSPP CPE WTI Source: Bloomberg, Capital IQ. Market Data as of 11/17/2017    14

Compelling Value Proposition

Peer multiples expanded ~20% since announcement

Debt-Adjusted Firm Value / 2019E EBITDA



Material Midstream Asset Exposure
MTDR 5.7x 8.3x
FANG 6.0x 7.0x
XEC 5.7x 6.9x
CLR 5.5x 6.9x
DVN 5.6x 6.6x 3.4x 4.4x
RSPP 5.2x 5.9x
NFX 4.6x 5.4x
CPE 4.4x 4.9x
AMR + KFM 4.1x 2.8x
Material Midstream Asset Exposure
At Announcement
Current (11/17/2017)
Midstream Contribution

Debt-Adjusted Firm Value / 2018E EBITDA



Material Midstream Asset Exposure
MTDR 7.9x 10.2x
FANG 8.5x 10.1x
XEC 7.2x 8.8x
RSPP 7.7x 8.7x
CLR 6.7x 8.4x
DVN 7.0x 8.0x 4.3x 5.4x
AMR + KFM 8.0x 5.3x
CPE 6.7x 7.3x
NFX 5.8x 6.8x
At Announcement
Current (11/17/2017)
Midstream Contribution

Adjusted Upstream Firm Value / Net Acres



10k Core Acres Added
$30,011
$22,063
$14,180
$13,198
$12,344
GPOR / Vitruvian
DVN / Felix
AMR at Announcement
AMR Current
MRO / Payrock

Midstream Firm Value / 2018E EBITDA



13.5x
13.2x
12.8x
11.7x
7.3x
EQM
AM
HESM
NBLX
KFM

Source: FactSet. Market Data as of 11/17/2017.

Note: Debt-Adjusted Firm Value adjusts current debt balances for consensus estimates of cumulative free cash flow outspend as of YE 2018. Alta Mesa FV/EBITDA metrics include total company and sponsor promote. Midstream contribution deconsolidates DVN for ENLC and ENLK and adjusts AMR pro rata for upstream and midstream EBITDA contribution respectively.

15

Fully-Financed Growth Plan    Material excess liquidity and clear path to positive free cash flow    Our Top-Tier EBITDA Growth is Fully-Financed, Growth Plan is Fully-Financed with Line of Sight to De-Risked, and Highly Visible Positive FCF Generation (Before Midstream IPO Proceeds)1 Illustrative analysis    conservatively assumes no    $1,019 $1,035 increase to borrowing base (although production is growing 85%)    $385 $ 808    ($422)    $ 195 $ 158 $613    $ 5    $543    $650 $ 650 $608    $197    $64 $42    Q3 2017 Q4 2017 2017 2018 2019 YE 2017 FCF Adj. YE 2018 FCF Adj. YE 2019    RCF Availability Cash Balance    Source: FactSet. Market Data as of 11/17/2017. Projections assume Broker Consensus Price Deck (2017: $51.16/bbl / $3.16/mcf; 2018: $54.90/bbl / $3.14/mcf; 2019: $58.00/bbl / $3.05/mcf and held flat thereafter).    Note: Year-End leverage for Alta Mesa shown, adjusting pro forma debt balances for projected cumulative free cash flow outspend as of YE 2017.    1 Does not include expected proceeds from MLP IPO. 16

Top-Tier Balance Sheet to Support Growth    Balance sheet strength to be preserved as we grow Relative Value Peers 2017E Net Debt / 2017E EBITDA    Other Top-Tier Balance Sheet Peers 3.0x    2.5x    2.0x 2.1x 2.2x    1.6x    0.8x 0.9x 1.0x 1.1x 1.1x 1.2x 1.2x    0.6x    0.4x CDEV AMR XEC COG PXD EOG COP EGN FANG MTDR NFX CPE DVN RSPP CLR    2018E Net Debt / 2018E EBITDA    2.2x    1.9x    1.6x 1.7x 1.8x 1.8x    0.7x 0.8x 0.8x 0.8x 0.9x 1.0x 1.0x 0.6x 0.6x    COG CDEV EOG COP XEC FANG PXD EGN AMR CPE NFX RSPP MTDR DVN CLR    Source: FactSet. Market Data as of 11/17/2017.    Note: Does not include effect of expected proceeds from MLP IPO. 17

Investor Update Continued execution facilitates growth Summary    SRUN/AMR/KFM growing in absolute and relative value    Fully-funded, low leverage growth in firmly-established resource    Alta Mesa development projects underway    Expansion in North and South continues to yield excellent results    Alta Mesa increased core acreage, overall footprint    KFM 200 MMCFD expansion on track, volumes growing    Continued performance in upstream and midstream in Q3 2017    Production, EBITDAX, EBITDA in line with pro forma forecasts 18